EXHIBIT 23.2

                          ARTHUR ANDERSEN LLP


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1997, included in the Northern Trust Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                               /S/ ARTHUR ANDERSEN LLP


Chicago, Illinois
April 11, 1997